ACTEL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held on May 23, 2003

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Actel Corporation, a California corporation (Actel), will be held on May 23, 2003, at 10:00 a.m. PDT in the Diplomat Room at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054, for the following purposes:

          1. To elect directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

          2. To approve Actel's Amended and Restated 1993 Employee Stock Purchase Plan.

          3. To approve Actel's Amended and Restated 1993 Directors' Stock Option Plan.

          4. To ratify the appointment of Ernst & Young LLP as Actel's independent auditors for the fiscal year ending January 4, 2004.

          5. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

     Only shareholders of record at the close of business on March 24, 2003, are entitled to notice of and to vote at the Annual Meeting. On March 24, 2003, 24,428,367 shares of Actel's Common Stock were issued and outstanding.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid, self-addressed envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             David L. Van De Hey
                                             Secretary
Sunnyvale, California
April 4, 2003

                                ACTEL CORPORATION

                     --------------------------------------

                               PROXY STATEMENT FOR

                       2003 ANNUAL MEETING OF SHAREHOLDERS


     The enclosed Proxy is solicited on behalf of the Board of Directors of Actel Corporation, a California corporation, for use at the Annual Meeting of Shareholders to be held on Friday, May 23, 2003, at 10:00 a.m. PDT, and at any adjournments of the Annual Meeting for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the Diplomat Room at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054. The telephone number at that address is (408) 496-6400. In this Proxy Statement, Actel Corporation is referred to as "we," "us," and "our."

     These proxy solicitation materials were mailed on or about April 16, 2003, to all shareholders entitled to vote at the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

     Holders of record of our Common Stock at the close of business on March 24, 2003 (Record Date), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 24,428,367 shares of our Common Stock were issued and outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date or
(ii) attending the Annual Meeting and voting in person. Our principal executive offices are located at 955 East Arques Avenue, Sunnyvale, California 94086. Our telephone number at that address is (408) 739-1010.

Voting and Solicitation

     Each shareholder is entitled to one vote for each share held on all matters.

     This solicitation of proxies is made by our Board of Directors and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers, or regular employees without payment of additional compensation. We have retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to solicit proxies for a services fee estimated at $7,500, plus the reimbursement of customary expenses incurred during the distribution of proxy materials and solicitation of shareholders.

Required Vote

     The quorum required to conduct business at the Annual Meeting or any adjournments of the Annual Meeting is a majority of the shares of our Common Stock issued and outstanding on the Record Date. If a quorum is present, the six candidates receiving the highest number of affirmative votes are elected directors; votes against any candidate and votes withheld have no legal effect. The affirmative vote of a majority of the shares represented at the Annual Meeting and "entitled to vote" are required to approve Proposals No. 2 (Approval of Amended and Restated 1993 Employee Stock Purchase Plan) and No. 3 (Approval of Amended and Restated 1993 Directors' Stock Option Plan). On all other proposals set forth in this Proxy Statement, the affirmative vote of the majority of the shares represented at the Annual Meeting and "voting" will be the act of the shareholders.

     Although there is no definitive California statute or case law as to the proper treatment of abstentions and broker nonvotes, we believe that both abstentions and broker nonvotes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. We also believe that neither abstentions nor broker nonvotes should be counted for purposes of determining the total number of shares represented and "voting" on each matter for which that is the required vote of the shareholders. We further believe that abstentions should be counted, but broker non-votes should not be counted, for purposes of determining the total number of shares represented and "entitled to vote" on each matter for which that is the required vote of the shareholders. In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker nonvotes in the manner described in this paragraph.

Deadline for Receipt of Shareholder Proposals

     In order to be considered for inclusion in our proxy statement and form of proxy relating to our 2004 Annual Meeting of Shareholders, shareholder proposals must be received by our Secretary no later than December 18, 2003. In addition, under our Bylaws, a shareholder wishing to nominate a person for election to the Board of Directors or make a proposal at the 2004 Annual Meeting of Shareholders must submit notice of such nomination or proposal to our Secretary 90 to 120 days before the meeting.

Share Ownership

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock by each person who we believe owned beneficially more than 5% of our outstanding shares of Common Stock as of the Record Date:

                                                                                          Amount and
                                                                                           Nature of
                                                                                          Beneficial      Percent of
                         Name and Address of Beneficial Owner                              Ownership      Class (1)
--------------------------------------------------------------------------------------   --------------  ------------

Dalton, Greiner, Hartman, Maher & Co...............................................       1,251,565 (2)      5.1%
     565 Fifth Ave., Suite 2101
     New York, NY 10017

Neuberger Berman, Inc..............................................................       2,564,909 (3)     10.5%
     605 Third Ave.
     New York, NY, 10158-3698

Wellington Management Company, LLP.................................................       2,133,800 (4)      8.7%
     75 State Street
     Boston, Massachusetts  02109

----------------------------------------

(1) Calculated as a percentage of shares of our Common Stock outstanding as of the Record Date.

(2) As reported by the beneficial owner as of December 31, 2002, in a Schedule 13G filed with the Securities and Exchange Commission (SEC) on January 28, 2003. The reporting person, which is an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940, has sole voting power with respect to 1,102,565 shares of Common Stock and sole dispositive power with respect to 1,251,565 shares of Common Stock.

(3) As reported by the beneficial owner as of December 31, 2002, in a Schedule 13G (Amendment No. 2) filed with the SEC on February 12, 2003. The reporting person has sole voting power with respect to 82,759 shares of Common Stock, shared voting power with respect to 1,689,700 shares of Common Stock, and shared dispositive power with respect to 2,564,909 shares of Common Stock. The reporting person, which is an investment company and a parent holding company, owns 100% of Neuberger Berman, LLC and Neuberger Berman Management Inc. Neuberger Berman, LLC is an investment advisor and broker/dealer with discretion. Neuberger Berman Management Inc. is an investment advisor to a Series of Public Mutual Funds. Neuberger Berman Genesis Fund Portfolio, a series of Equity Managers Trust, beneficially owns 1,618,000 shares of Common Stock. Neuberger Berman, LLC serves as sub-adviser and Neuberger Berman Management Inc. serves as investment manager of Neuberger Berman Genesis Fund Portfolio, which holds such shares in the ordinary course of its business and not with the purpose of changing or influencing the control of the issuer. The balance of the shares with respect to which the reporting person has shared voting power is held by Neuberger Berman's various other Funds. Neuberger Berman, LLC is the sub-advisor to such Funds. Neuberger Berman, LLC also has the sole power to vote the shares of many unrelated clients. The clients are the actual owners of those shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. The balance of the shares with respect to which the reporting person has shared dispositive power is for individual client accounts.

(4) As reported by the beneficial owner as of December 31, 2002, in a Schedule 13G (Amendment No. 1) filed with the SEC on February 13, 2003. The reporting person, which is an investment adviser and a parent holding company or control person, has shared voting power with respect to 1,325,300 shares of Common Stock and shared dispositive power with respect to 2,133,800 shares of Common Stock. The shares were acquired by Wellington Trust Company, NA, 75 State Street, Boston MA 02109, a wholly owned subsidiary of Wellington Management Company, LLP and a bank as defined in
     Section 3(a)(6) of the Exchange Act of 1934, as amended (Exchange Act). The shares are owned of record by clients of the reporting person. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Nominees

     A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting and until a successor has been elected.

     The Board of Directors recommends that shareholders vote "FOR" the nominees listed below:


                                                                                                           Director
               Name of Nominee                   Age                 Principal Occupation                   Since
--------------------------------------------   ------   ----------------------------------------------     --------

John C. East (1)............................     58     President and Chief Executive Officer                1988
                                                        Actel Corporation

James R. Fiebiger (1)(2)....................     61     Chairman and Chief Executive Officer                 2000
                                                        Lovoltech, Inc.

Jos C. Henkens (1)(3).......................     50     General Partner                                      1988
                                                        Advanced Technology Ventures

Jacob S. Jacobsson (3)......................     49     President and Chief Executive Officer                1998
                                                        Forte Design Systems

Henry L. Perret (2).........................     57     Chief Financial Officer and General Manager          2003
                                                        Legerity, Inc.

Robert G. Spencer (2).......................     59     Principal                                            1989
                                                        The Spencer Group

----------------------------------------

(1)  Member of Nominating and Governance Committee.

(2)  Member of Audit Committee.

(3)  Member of Compensation Committee.


     Mr. East has served as our President, Chief Executive Officer, and a director since December 1988. Mr. East also serves as a director of Adaptec, Inc.

     Mr. Fiebiger has been a director since December 2000. Since December 1999, he has been Chairman and Chief Executive Officer of Lovoltech, Inc., a privately held semiconductor company specializing in low voltage devices. He also serves as a director of Mentor Graphics Corporation, QLogic Corporation, and a private company. Mr. Fiebiger was Vice Chairman and Managing Director of Technology Licensing of GateField Corporation, a semiconductor company that we purchased in November 2000, from 1998 to 2000, and President, Chief Executive Officer, and a director of GateField from 1996 to 1998.

     Mr. Henkens has been a director since April 1988. He also served as a director from October 1985 to July 1986. Mr. Henkens has been a general partner of Advanced Technology Ventures, a venture capital firm, for the past five years. Mr. Henkens also serves as a director of Credence Systems Corporation, Docent, Inc., and various private companies.

     Mr. Jacobsson has been a director since May 1998. Since November 2000, he has been President, Chief Executive Officer, and a director of Cynapps, Inc. and its successor by merger, Forte Design Systems, a privately-held company that offers products and services for the hierarchical design and verification of large, complex systems and integrated circuits. For the five years before that, he was President and Chief Executive Officer of SCS Corporation, a privately held semiconductor company in the Radio Frequency Identification area. Mr. Jacobsson also serves as a director of various private companies.

     Mr. Perret has been a director since January 2003. Since August 2001, he has been Vice President of Finance, Chief Financial Officer, and General Manager of the Voice Network Access product line at Legerity, Inc. Before joining Legerity, Mr. Perret was our Vice President of Finance and Chief Financial Officer from June 1997 and our Controller from January 1996. From April 1992 until joining us, he was the Site Controller for the manufacturing division of Applied Materials, a maker of semiconductor manufacturing equipment, in Austin, Texas. From 1978 to 1991, Mr. Perret held various financial positions with National Semiconductor, a semiconductor manufacturer.

     Mr. Spencer has been a director since February 1989. He has been the principal of The Spencer Group, a consulting firm, for the past five years.

     Mr. Frederic N. Schwettmann, who has been a director since April 1990, is not standing for re-election.

     There is no family relationship between any of our directors and executive officers.

Board Meetings and Committees

     During our 2002 fiscal year, which ended January 5, 2003, the Board of Directors held four meetings, the Board's Audit Committee held seven meetings, the Board's Compensation Committee held three meetings, and the Board's Nominating and Governance Committee held no meetings. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.

     The Audit Committee, which currently consists of Messrs. Fiebiger, Schwettmann, and Spencer, reviews the results and scope of the audit and other services provided by our independent auditors. The Compensation Committee, which currently consists of Messrs. Henkens, Jacobsson, and Schwettmann, approves salary, benefit, and incentive compensation matters. The Nominating and Governance Committee, which currently consists of Messrs. East, Fiebiger, and Henkens, recommends director nominees to the Board of Directors. The Nominating and Governance Committee will consider nominees (other than self-nominations) recommended by our shareholders. Suggestions submitted to our Secretary by December 18, 2003, will be considered by the Committee at a regular meeting before proxy materials are mailed to shareholders in the following year.

Director Compensation

     Cash Compensation

     Directors who are not employees receive compensation for their services as directors at the rate of $1,500 per Board meeting attended and $1,000 per committee meeting attended. In addition, nonemployee directors receive an annual retainer of $15,000. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in the performance of their duties. The Board of Directors intends to review, at the Board meeting on April 18, 2003, the level of cash compensation received by directors. Accordingly, the cash compensation received by directors elected at the Annual Meeting could be higher than the current rates described above.

     1993 Directors' Stock Option Plan

     Our 1993 Directors' Stock Option Plan (Director Plan) provides for the grant of nonstatutory stock options to nonemployee directors. If our nominees are elected, five directors (Messrs. Fiebiger, Henkens, Jacobsson, Perret, and Spencer) will be eligible to receive option grants under the Director Plan. For a summary of the material terms of the Director Plan, as well as disclosure regarding the approximate dollar value and number of options to purchase shares that were allocated to directors under the Director Plan in the last fiscal year, see "PROPOSAL NO. 3 -- APPROVAL OF AMENDED AND RESTATED 1993 DIRECTORS' STOCK OPTION PLAN." If the Amended and Restated Director Plan is approved by shareholders, each continuing nonemployee director will be granted an option to purchase 12,500 shares of our Common Stock, which vests and becomes exercisable (subject to continued service) on the date of our annual meeting of shareholders in 2004. If the Amended and Restated Director Plan is not approved by shareholders, each continuing nonemployee director will be granted an option to purchase 5,000 shares of our Common Stock, which vests and becomes exercisable (subject to continued service) on the date of our annual meeting of shareholders in 2007, and the Director Plan will terminate on August 2, 2003.


               PROPOSAL NO. 2 -- APPROVAL OF AMENDED AND RESTATED
                        1993 EMPLOYEE STOCK PURCHASE PLAN

     The Amended and Restated ESPP extends the term of our ESPP by ten years. Unless the Amended and Restated ESPP is approved, the ESPP will terminate on August 2, 2003. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (Code). As a qualified Section 423 plan, the ESPP permits employees to purchase shares of our Common Stock at 85% of the market price on the date of grant over a period of two years. Approval of the Amended and Restated ESPP will provide our employees with the continued opportunity to buy shares of our Common Stock through accumulated payroll deductions. We believe that employee ownership of our Common Stock helps ensure that the interests of our employees and shareholders are aligned.

     The Amended and Restated ESPP also increases the number of shares reserved for issuance by 500,000. This increase will help assure that a sufficient number of shares of Common Stock will be available under the Amended and Restated ESPP to meet employee demand in the next offering period. If the number of shares sold to our employees in an offering period were to exceed the number of shares reserved for issuance at the beginning of that offering period, we might incur a compensation charge, which could be significant. The Board of Directors believes our recognition of compensation expense in that circumstance would be contrary to the interests of our shareholders. The Board further believes that the reservation of shares in excess of that required for issuance under the Amended and Restated ESPP during the next offering period is not adverse to the interests of our shareholders because the provisions of the Code limit the number of shares that may actually be issued under the Amended and Restated ESPP.

     In summary, we are seeking shareholder approval of the Amended and Restated ESPP to offer our employees the continued opportunity to buy shares of our Common Stock through payroll deductions and to reduce the risk of incurring compensation charges in connection with that offering.

General

     On January 17, 2003, our 1993 Employee Stock Purchase Plan was amended and restated by our Board of Directors (subject to shareholder approval) to extend the term of the Plan by ten years and to increase the number of shares of our Common Stock reserved for issuance under the Plan by 500,000. In this Proxy Statement, "ESPP" means our 1993 Employee Stock Purchase Plan prior to its amendment and restatement by our Board on January 17, 2003, and "Amended and Restated ESPP" means our 1993 Employee Stock Purchase Plan following its amendment (subject to shareholder approval) and restatement by our Board.

     The total number of shares authorized for issuance under the ESPP is 3,019,680. If approved, the total number of shares authorized for issuance under the Amended and Restated ESPP will be 3,519,680. A total of 2,484,287 shares have been issued and sold under the ESPP. Accordingly, the total number of shares currently available for issuance under the ESPP is 535,393. If approved, the total number of shares available for issuance under the Amended and Restated ESPP will be 1,035,393. That number should be sufficient to meet our requirements for three or four years if we continue to issue shares under the Amended and Restated ESPP at rates approximating historical levels.

     The Board of Directors recommends that shareholders vote "FOR" approval of the Amended and Restated ESPP. An abstention will have the same effect as a vote "AGAINST" approval of the Amended and Restated ESPP.

Summary of the ESPP

     The ESPP and the right of participants to make purchases under the ESPP are intended to qualify under the provisions of Section 423 of the Code. The ESPP is not a qualified deferred compensation plan under Section 401(a) of the Code and it is not subject to the Employee Retirement Income Security Act of 1974 (ERISA). The essential features of the ESPP are summarized below.

     Purpose

     The purpose of the ESPP is to provide our employees with an opportunity to purchase our Common Stock through accumulated payroll deductions.

     Administration

     The ESPP may be administered by our Board of Directors or by a committee appointed by the Board. All questions of interpretation or application of the ESPP are determined by our Board or its committee, whose decisions are final and binding on all participants. Members of the Board who are eligible employees are permitted to participate in the ESPP but may not vote on any matter affecting the administration of the ESPP or the grant of any option pursuant to the Plan. No director who is eligible to participate in the ESPP may be a member of the committee appointed to administer the ESPP. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.

     Eligibility and Participation

     Any person who is customarily employed by us (or any of our majority-owned subsidiaries) at least 20 hours per week for at least five months in a calendar year is eligible to participate in the ESPP, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the ESPP by delivering to us a subscription agreement authorizing payroll deductions prior to the applicable enrollment date. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

     Offering and Purchase Periods

     The ESPP is generally implemented during consecutive and overlapping 24-month offering periods, each of which is divided into four six-month purchase periods. Generally, offering and purchase periods commence on February 1 and August 1 of each year. Shares are purchased for participating employees on the last day of each purchase period, referred to as the "Exercise Date." Our Board may alter the duration of the offering periods without shareholder approval if such change is announced five days prior to the scheduled beginning of the first offering period to be affected. The maximum offering period for an ESPP intended to qualify under the provisions of Section 423 of Code is 27 months.

     Purchase Price

     The purchase price per share at which shares will be sold under the ESPP is the lower of 85% of the fair market value of our Common Stock on the first day of each offering period or 85% of the fair market value of our Common Stock on the Exercise Date. The fair market value of a share of our Common Stock is the closing sales price of our stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market.

     The purchase price of the shares is accumulated through payroll deductions during the offering period. The deductions may not exceed 15% of a participant's compensation, which is defined in the ESPP to mean all base straight time gross earnings, including overtime and shift premium, and all incentive compensation, incentive payments, bonuses, and other compensation. A participant may at any time discontinue his or her participation in the ESPP or may increase or decrease the rate of payroll deductions. Payroll deductions commence on the first payday in the offering period and continue at the same rate in the current and consecutive offering periods until amended or as provided in the ESPP. All payroll deductions are credited to the participant's account under the ESPP and are deposited with our general funds. All payroll deductions received or held by us may be used for any corporate purpose.

     Purchase of Stock

     At the beginning of each offering period, each participant, by executing a subscription agreement to participate in the ESPP, is in effect granted an option to purchase shares of our Common Stock on each Exercise Date. The maximum number of shares placed under option to a participant in a purchase period is that number determined by dividing the amount of participant's total payroll deductions to be accumulated during the purchase period by the applicable purchase price; provided, however, that no participant may purchase more than 10,000 shares in any offering period. Unless a participant withdraws from the ESPP, such participant's option for the purchase of shares will be exercised automatically at the end of the purchase period for the maximum number of shares at the applicable price.

     Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all our classes of stock or of all classes of stock of our parent or of our subsidiaries (including stock that may be purchased under the ESPP or pursuant to any other options), nor shall any employee be granted an option that would permit the employee to purchase stock under all of our employee stock purchase plans in excess of $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Withdrawal

     A participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to us a notice of withdrawal from the ESPP. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. The ESPP also provides that participants will be deemed to have withdrawn from an offering during certain leaves of absence. In addition, if the fair market value of our Common Stock on any Exercise Date in an offering period is lower than the fair market value of our Common Stock on the enrollment date of such offering period, then all participants in such offering period shall be automatically withdrawn from such offering period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following offering period. Generally, a participant's withdrawal from an offering period does not affect such participant's eligibility to participate in subsequent offering periods.

     Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

     Capital Changes

     In the event any change is made in our capitalization, such as a stock split or stock dividend, that results in an increase or decrease in the number of outstanding shares of our Common Stock without receipt of consideration by us, appropriate adjustments will be made in the shares subject to purchase under the ESPP and in the purchase price per share, subject to any required action by our shareholders. In the event of our liquidation or dissolution, the offering periods then in progress will terminate immediately prior to the consummation of such event, unless otherwise provided by our Board. In the event of a sale of all or substantially all of our assets, or a merger with or into another corporation, each option under the ESPP shall be assumed or an equivalent option shall be submitted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

     Nonassignability

     No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned, or transferred for any reason and any such attempt may be treated by us as an election to withdraw from the ESPP.

     Amendment and Termination

     Our Board may at any time amend or terminate the ESPP, provided that such termination shall not affect options previously granted, except that an offering period may be terminated or shortened by our Board at any time. No amendment may be made to the ESPP without prior approval of our shareholders if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Code. Unless the Amended and Restated ESPP is approved, the ESPP will terminate on August 2, 2003.

Certain Federal Income Tax Information

     The ESPP and the right of participants to make purchases under the ESPP are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period and one year from the date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     The foregoing summary of the federal income tax consequences of ESPP transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be comprehensive, and does not describe foreign, state, or local tax consequences.

     The following table summarizes the approximate dollar value and number of shares purchased with contributions made under the ESPP in 2002 by (i) the executive officers named in the Summary Compensation Table, (ii) all executive officers as a group, and (iii) all employees who are not executive officers as a group. Only directors who are also executive officers are eligible to purchase shares under the ESPP.

                              Amended Plan Benefits

                                                                                      1993 Employee Stock Purchase
                                                                                                Plan (1)
                                                                                    ---------------------------------
                                                                                                         Number of
                                                                                     Dollar Value          Shares
                                                                                          (2)           Purchased (3)
                                Name and Position
----------------------------------------------------------------------------------  ---------------   ---------------

John C. East....................................................................                  -                 -
   President and Chief Executive Officer

Fares Mubarak...................................................................    $         6,719   $         1,576
    Vice President of Engineering

Esmat Z. Hamdy..................................................................              6,904             1,619
    Senior Vice President of Technology and Operations

Paul Indaco.....................................................................              6,082             1,375
    Vice President of Sales

Dennis G. Kish..................................................................                (76)              108
    Vice President of Marketing

Executive Officer Group (9 Persons).............................................             39,315             9,116

Non-Executive Officer Employee Group............................................          1,480,227           321,340

----------------------------------------

(1) Future benefits under the ESPP are not determinable because participation in the ESPP is voluntary.

(2) Indicates the difference between the price at which shares were purchased under the ESPP with contributions made in 2002 and $17.27, the closing price of our Common Stock on January 3, 2003, the last business day in our 2002 fiscal year.

(3) Indicates the number of shares that were purchased with contributions made in 2002 under the ESPP. More specifically, the number in the table indicates shares of Common Stock purchased on January 31, 2002, July 31, 2002, and January 31, 2003, with contributions made under the ESPP in 2002, and excludes shares purchased on January 31, 2002, with contributions made under the ESPP in 2001 and shares purchased on January 31, 2003, with contributions made under the ESPP in January 2003.

     The following table summarizes as of January 5, 2003, the number of securities to be issued upon the exercise of outstanding derivative securities (options, warrants, and rights); the weighted-average exercise price of the outstanding derivative securities; and the number of securities remaining available for future issuance under our equity compensation plans.


                                         Equity Compensation Plan Information

                                            (a)                          (b)                          (c)

                                                                                             Number of securities
                                                                                            remaining available for
                                Number of securities to be    Weighted-average exercise      future issuance under
                                  issued upon exercise of       price of outstanding       equity compensation plans
                                   outstanding options,         options, warrants and        (excluding securities
        Plan Category               warrants and rights                rights               reflected in column (a)
------------------------------   --------------------------    -------------------------    -------------------------

Equity compensation plans
approved by security holders..           6,665,611                     $ 19.71                       799,450 (1)(2)

Equity compensation plans not
approved by security holders
(3)...........................           1,662,249                     $ 17.65                     2,264,753
                                 --------------------------    -------------------------    -------------------------

Total.........................           8,327,898 (4)(5)              $ 19.26 (4)                 3,064,203 (2)

----------------------------------------

(1) Consists of 203 shares available for issuance under our 1986 Incentive Stock Option Plan, 75,000 shares available for issuance under our Director Plan, and 724,247 shares available for issuance under our ESPP. On January 31, 2003, 188,854 shares were issued under our ESPP, leaving 535,393 available for issuance.

(2) Does not include 1,208,624 shares added to our 1986 Incentive Stock Option and 25,000 shares added to our Director Plan on January 6, 2003, under the annual replenishment provisions of those Plans.

(3) Consists of options granted and available for issuance under our 1995 Employee and Consultant Stock Plan.

(4) Does not include information for options assumed in connection with mergers and acquisitions. As of January 5, 2003, a total of 106,038 shares of Common Stock with a weighted-average exercise price of $16.34 were issuable upon exercise of such outstanding options.

(5) Does not include 20,353 shares of Common Stock issuable to Mr. East under our Deferred Compensation Plan.

Summary of 1995 Employee and Consultant Stock Plan

     The 1995 Employee and Consultant Stock Plan (1995 Plan) was adopted by our Board of Directors on March 6, 1995. The purposes of the 1995 Plan are to attract and retain the best available personnel for employee and consultant positions, to provide additional incentive to such persons, and to thereby promote the success of our business. Options granted under the 1995 Plan are nonstatutory stock options. The 1995 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code nor is it subject to ERISA.

     Administration; Eligibility; Terms of Options; Exercise of Options

     The 1995 Plan is administered by the Compensation Committee of the Board (Administrator). Options under the 1995 Plan may be granted as the Administrator determines, in its discretion, only to employees or consultants who are not directors or officers. Each option granted under the 1995 Plan is subject to a written stock option agreement. The agreement sets forth the terms and conditions of such grants, including the schedule under which the option becomes exercisable and the exercise price of the option. An option is exercised when the optionee gives written notice specifying the number of full shares of Common Stock to be purchased and tenders payment of the purchase price. Funds received by us upon exercise of an option are used for general corporate purposes.

     Termination of Status as Employee or Consultant

     If the optionee's status as an employee or consultant terminates for any reason (other than as a result of death), the optionee may, within the period of time set forth in the stock option agreement, exercise any option granted under the 1995 Plan, but only to the extent such option was exercisable on the date of such termination. To the extent that the option is not exercised within such period, the option terminates. If the optionee's status as an employee or consultant terminates as a result of death, the optionee's legal representative may exercise the entire option at any time within 12 months following the date of death. To the extent that the option is not exercised within such 12-month period, the option terminates. An option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee.

     Adjustments; Dissolution; Mergers and Asset Sales

     In the event any change, such as a stock split or dividend, is made in our capitalization that results in an increase or decrease in the number of outstanding shares of our Common Stock without receipt of consideration, an appropriate adjustment shall be made in the number of shares under the 1995 Plan and the price per share covered by each outstanding option. In the event of a dissolution or liquidation, all outstanding options will terminate immediately prior to the consummation of such action. In the event of a merger with or into another corporation or a sale of all or substantially all of our assets, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume such options or to substitute equivalent options, each outstanding option shall become fully vested and exercisable.

     Amendment and Termination

     The Board may amend or terminate the 1995 Plan at any time, but any such action shall not adversely affect any stock option then outstanding under the 1995 Plan without the consent of the holder of the option. The 1995 Plan will terminate on July 19, 2012, unless earlier terminated as described above.


                PROPOSAL NO. 3 - APPROVAL OF AMENDED AND RESTATED
                        1993 DIRECTORS' STOCK OPTION PLAN

     The Amended and Restated Director Plan extends the term of our Director Plan by ten years. Unless the Amended and Restated Director Plan is approved, the Director Plan will terminate on August 2, 2003.

     The Amended and Restated Director Plan also contains amendments prohibiting the repricing of director stock options and the re-grant of forfeited director stock options. We believe these amendments will conform the Director Plan to current accounting standards and prevailing shareholder views.

     The Amended and Restated Director Plan also contains amendments regarding the size, vesting, and post-service exercisability of director stock options. These amendments are intended to increase director remuneration under our Director Plan to a level that we think will approximate the median for high technology companies of comparable size. We believe than an increase in director remuneration is necessary in light of recent federal securities and corporate governance developments, most notably the Sarbanes-Oxley Act of 2002. These developments have made it more difficult to retain and attract qualified independent directors who possess the requisite financial and business expertise to make valuable contributions to the effectiveness of the Board.

     In addition, blackout periods can impose significant restrictions on the opportunity of directors to exercise stock options. Shortening the vesting of director stock options and extending the period during which they may be exercised following Board service will provide directors with increased flexibility. We believe this not only enhances the attractiveness of the options to directors but also encourages them to wait to exercise options and sell the underlying stock until they are no longer subject to insider trading restrictions, which helps avoid any appearance of impropriety.

     In summary, we are seeking shareholder approval of the Amended and Restated Director Plan to conform to current accounting standards and prevailing shareholder views, attract and retain qualified outside directors, encourage their continued service on the Board, foster their continued independence, and help avoid the appearance of insider trading.

General

     On January 17, 2003, our Director Plan was amended and restated by the Board of Directors (subject to shareholder approval) to extend the term Director Plan for ten years and to (1) prohibit stock option repricings and cancellation/replacement awards that result in variable award accounting unless shareholder approval is obtained; (2) make options that expire or become unexercisable for any reason unavailable for future grant; (3) reduce the number of options initially granted to new directors from 15,000 to 12,500; (4) increase the number of options granted annually to continuing directors from 5,000 to 12,500; (5) change the date on which annual options are granted to continuing directors from August 1 to the date of the annual meeting of shareholders; (6) provide that options vest on the date of the first annual meeting of shareholders following the date of grant; and (7) increase the period during which options may be exercised following termination of service from a minimum of three months to four years (but in no event beyond the contractual term of the option).

     Amendments (1) and (2), regarding repricings and forfeitures, are applicable to all past, present, and future options granted under the Director Plan. Amendments (3), (4), and (5), regarding the size and date of options, are applicable to all options granted on or after May 23, 2003. Amendments (6) and
(7), regarding vesting and post-service exercisability, are applicable to outstanding options (including options held by Mr. Schwettmann, who is not seeking re-election) with an exercise price equal to or greater than 75% of the fair market value of our Common Stock on May 23, 2003, and to all options granted on and after May 23, 2003. The modification of outstanding options with exercise prices that are less than fair market value will result in an accounting charge, which we estimate will not exceed $84,000. Additional accounting charges are possible in the future, which we estimate will not exceed $252,000 in the aggregate.

     In this Proxy Statement, "Director Plan" means our 1993 Directors' Stock Option Plan prior to its amendment and restatement by our Board on January 17, 2003, and "Amended and Restated Director Plan" means our 1993 Directors' Stock Option Plan following its amendment (subject to shareholder approval) and restatement by our Board.

     The Board of Directors recommends that shareholders vote "FOR" the Amended and Restated Director Plan. An abstention will have the same effect as a vote "AGAINST" approval of the Amended and Restated Director Plan.

Summary of the Director Plan and the Amended and Restated Director Plan

     The essential features of the Director Plan and, to the extent that it differs, the Amended and Restated Director Plan are summarized below. The Director Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and it is not subject to ERISA.

     Purposes

     The purposes of the Director Plan are to attract and retain the best available personnel for service as outside directors, to provide additional incentive to such nonemployee directors, and to encourage their continued service on the Board.

     Administration

     The Director Plan is designed to operate automatically without requiring administration. To the extent administration is necessary, it is provided by the Board. The interpretation and construction of any provision of the Director Plan by the Board shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Plan.

     The Amended and Restated Director Plan prohibits the Board from reducing the exercise price of any outstanding option, or substituting new options for previously granted options, if such reduction or substitution would result in variable award accounting, unless shareholder approval is obtained.

     Terms of Options

     The Director Plan provides for the grant of nonstatutory stock options to nonemployee directors. The Director Plan provides that each eligible director is granted an initial option to purchase 15,000 shares of our Common Stock on the date on which such person first becomes an eligible director (Initial Option). Thereafter, each eligible director is granted an option to purchase 5,000 additional shares of Common Stock on August 1 of each year if, on such date, the eligible director has served on our Board of Directors for at least six months (Subsequent Option).

     The Amended and Restated Director Plan provides that each eligible director shall be granted an initial option to purchase 12,500 shares of our Common Stock on the date on which such person first becomes an eligible director and an additional option to purchase 12,500 shares of our Common Stock on each subsequent date that such person is elected as a director at an annual meeting of our shareholders.

     All but one of our directors (Mr. East) is eligible to receive option grants under the Director Plan. Options granted under the Director Plan expire 10 years after the date of grant. Each option is evidenced by a stock option agreement.

          Exercise of the Options

          Under the Director Plan, the Initial Option becomes exercisable as to 25% of the shares subject to the Initial Option on the date of our annual shareholder meeting occurring in the first, second, third, and fourth calendar year following the calendar year in which the Initial Option was granted, subject to the optionee remaining a director. Each Subsequent Option becomes exercisable in full on the date of our annual shareholder meeting occurring in the fourth calendar year following the calendar year in which the Subsequent Option was granted, subject to the optionee remaining a director.

          Under the Amended and Restated Director Plan, all options become exercisable on the date of the first annual meeting of shareholders following the date of grant, subject to the optionee remaining a director until that annual meeting. These changes are applicable to outstanding options with an exercise price equal to or greater than 75% of the fair market value of our Common Stock on May 23, 2003, and to all options granted on and after May 23, 2003.

          An option is exercised by giving written notice of exercise, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price. The consideration to be paid for shares issued upon exercise of options granted under the Directors' Plan, including the method of payment, shall be determined by the administrators and may consist entirely of (i) cash, (ii) check, (iii) shares of Common Stock, (iv) the delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the option and delivery of the amount of sale or loan proceeds required to pay the exercise price, (v) any other consideration permissible under applicable law, or (vi) any combination of the foregoing methods.

          Option Price

          The exercise price for options granted under the Director Plan is the fair market value of our Common Stock on the date of grant. The fair market value of a share of our Common Stock is the closing sales price for such stock as quoted on the Nasdaq National Market on the date of grant.

          Termination of Status as a Director

          The Director Plan provides that, if the optionee ceases to serve as a director, the optionee may, but only within three months after the date he or she ceases to be a director, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date. The Director Plan also provides that, if an optionee is unable to continue service as a director as a result of his or her total and permanent disability, the optionee may, but only within six months after the date of the optionee's termination, exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination, provided that the option is exercised no later than its expiration date. The Director Plan further provides that, in the event an optionee dies while serving as a director, the entire option may be exercised at any time within six months after death, provided that the option is exercised no later than its expiration date. In addition, if an optionee dies within three months after he or she ceases to be a director, the option may be exercised at any time within six months after death to the extent that the optionee was entitled to exercise it on the date of death, provided that the option is exercised no later than its expiration date.

          The Amended and Restated Director Plan provides that an optionee may exercise an option within four years after the date he or she ceases to serve as a director, provided that the option is exercised no later than its expiration date. This change is applicable to outstanding options with an exercise price equal to or greater than 75% of the fair market value of our Common Stock on May 23, 2003, and to all options granted on and after May 23, 2003.

          Nontransferability of Options

          An option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee.

     Stock Subject to the Option Plan

     The total number of shares of our Common Stock currently reserved for issuance under the Director Plan is 85,000. In addition, the total number of shares reserved for issuance increases automatically on the first day of each new fiscal year during the term of the Amended and Restated Director Plan by an amount equal to (x) 100,000 shares of Common Stock minus (y) the number of shares of Common Stock available for issuance under the Plan on the last day of the immediately preceding fiscal year. Thus, after each annual replenishment, 100,000 shares are available for grant. The number of shares of Common Stock reserved for issuance should be sufficient to meet all of our requirements for option grants to directors.

     Under the Director Plan, if options expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares become available for future grant under the Plan. Under the Amended and Restated Director Plan, those shares are not available for future grant.

     Adjustments; Dissolution; Mergers and Asset Sales

     In the event any change, such as a stock split or dividend, is made in our capitalization that results in an increase or decrease in the number of outstanding shares of our Common Stock without receipt of consideration, an appropriate adjustment shall be made in the number of shares under the Director Plan and the price per share covered by each outstanding option. In the event of a dissolution or liquidation, all outstanding options will terminate immediately prior to the consummation of such action. In the event of a merger with or into another corporation or a sale of all or substantially all of our assets, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation refuses to assume such options or to substitute equivalent options, each outstanding option shall become fully vested and exercisable.

     Amendment and Termination

     The Board may amend or terminate the Director Plan at any time, but any such action shall not adversely affect any stock option then outstanding under the Director Plan without the consent of the holder of the option. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), shareholder approval of any amendment to the Director Plan shall be obtained in such a manner and to such a degree as required. Unless the Amended and Restated Director Plan is approved, the Director Plan will terminate on August 2, 2003. Any options outstanding under the Director Plan at the time of its termination shall remain outstanding until they expire by their terms.

Certain Federal Income Tax Information

     Options granted under the Director Plan are nonstatutory options. An optionee will not recognize any taxable income at the time of grant of a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Because the optionee is a director and therefore subject to Section 16 of the Exchange Act, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.

     The foregoing summary of the federal income tax consequences of Director Plan transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be complete, and does not describe foreign, state, or local tax consequences.

     The following table summarizes the approximate dollar value and number of option shares granted under the Director Plan in 2002 to (i) each director who is not an executive officer and (ii) all directors who are not executive officers as a group. Only directors who are not also executive officers are eligible to receive options under the Director Plan.

                              Amended Plan Benefits

                                                                                      1993 Directors' Stock Option
                                                                                                Plan (1)
                                                                                    ---------------------------------
                                                                                                         Number of
                                                                                                          Option
                                                                                     Dollar Value         Shares
                                Name and Position                                         (2)             Granted
----------------------------------------------------------------------------------  ---------------    --------------

Jos C. Henkens (3)..............................................................    $        13,850             5,000
   Director

Jacob S. Jacobsson (3)..........................................................             13,850             5,000
   Director

Henry L. Perret (4).............................................................                 --                --
   Director

Frederic N. Schwettmann (3).....................................................             13,850             5,000
   Director

Robert G. Spencer (3)...........................................................             13,850             5,000
   Director

James R. Fiebiger (3)...........................................................             13,850             5,000
   Director
                                                                                    ---------------    --------------
Non-Executive Officer Director Group (5 persons)................................    $        69,250            25,000

----------------------------------------

(1) Future benefits under the Director Plan are not determinable because the value of options depends on the market price of our Common Stock on the date of grant.

(2) Indicates the difference between the exercise price at which shares were granted under the Director Plan and $17.27, the closing price of our Common Stock on January 3, 2003, the last business day in our 2002 fiscal year. However, none of the options was exercisable in 2002.

(3) Option vests on the date of our annual shareholder meeting in 2006, unless the Amended and Restated Director Plan is approved, in which case the option vests immediately.

(4) Mr. Perret was elected to our Board of Directors on January 17, 2003, when he received an initial option grant for 15,000 shares under the Director Plan. If the Amended and Restated Director Plan is approved, this option will vest immediately unless the fair market value of our Common Stock on May 23, 2003, is $22.63 or more.


                 PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP to audit our financial statements for the current fiscal year, which ends January 4, 2004. The Board of Directors recommends that shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as our independent auditors. In the event of a negative vote, the Board will reconsider its selection.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed for professional services rendered by our auditors, Ernst & Young LLP, for the most two recent fiscal years consisted of the following:

                                                                                          2002             2001
                                                                                    ----------------  ----------------

Audit Fees......................................................................    $    355,680      $    327,811

Audit Related Fees..............................................................          46,800            16,545

Tax Fees (1)....................................................................         315,378 (2)       407,757 (3)

All Other Fees..................................................................               0                 0

----------------------------------------

(1) Consists of tax-related services performed in connection with the preparation of state and federal tax returns, as well as other tax consulting matters, including an analysis regarding the realizability of net operating losses we acquired in our purchase of GateField Corporation. The completion of the net operating loss analysis resulted in a reclassification from goodwill to net deferred tax assets. See Note 5 of Notes to Consolidated Financial Statements for more information.

(2) Includes $94,508 in fees for services performed in connection with the preparation of state and federal tax returns.

(3) Includes $89,115 in fees for services performed in connection with the preparation of state and federal tax returns.

                                OTHER INFORMATION

Security Ownership of Management

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date by (i) each director, (ii) each officer named in the Summary Compensation Table, and (iii) all directors and officers as a group:

                                                                                         Shares         Percentage
                                                                                       Beneficially    Beneficially
                                       Name                                             Owned (1)        Owned (2)
--------------------------------------------------------------------------------      --------------   ------------
John C. East (3)................................................................             344,737      1.40%
James R. Fiebiger (3)...........................................................              11,250         *
Esmat Z. Hamdy (3)..............................................................             106,350         *
Jos C. Henkens (3)..............................................................              21,297         *
Paul V. Indaco (3)..............................................................             186,537         *
Jacob S. Jacobsson (3)..........................................................              15,000         *
Dennis G. Kish (3)..............................................................             105,310         *
Fares N. Mubarak (3)............................................................             143,755         *
Henry L. Perret.................................................................              26,238         *
Frederic N. Schwettmann (3).....................................................              37,500         *
Robert G. Spencer (3)...........................................................              33,166         *
All Directors and Executive Officers as a Group (15 persons) (3)................           1,359,749       5.45%

----------------------------------------

*    Less than one percent.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned.

(2) Calculated as a percentage of shares of Common Stock outstanding as of the Record Date.

(3) Includes for each indicated director and officer shares issuable pursuant to stock options that are exercisable within 60 days after the Record Date: for Mr. East, 276,345 shares; for Mr. Fiebiger, 11,250 shares; for Mr. Hamdy, 67,136 shares; for Mr. Henkens, 17,500 shares; for Mr. Indaco, 179,561 shares; for Mr. Jacobsson, 15,000 shares; for Mr. Kish, 105,310 shares; for Mr. Mubarak, 143,755 shares; for Mr. Schwettmann, 37,500 shares; for Mr. Spencer, 30,500 shares; and for all directors and officers as a group, 1,201,563 shares.

Certain Transactions

     On February 3, 2000, David L. Van De Hey, our Vice President & General Counsel and Secretary, exercised options to purchase 34,952 shares of Common Stock and, as permitted under the options plans, tendered a promissory note for payment of the $367,674.25 purchase price. The promissory note had a three-year term and was a full-recourse obligation (secured by the shares purchased) bearing interest at the rate of 6.11% per annum, compounded semiannually. The largest aggregate amount of indebtedness outstanding under the note at any time during the last fiscal year was $423,174.51 in June 2002, when Mr. Van De Hey paid the promissory note in full.

Executive Compensation

     Summary of Officer Compensation

     The following table sets forth information concerning the compensation of the five mostly highly compensated executive officers who were serving as our executive officers at the end of the last completed fiscal year:

                                        Summary Compensation Table (1)

                                                                                                       Long Term
                                                                                                     Compensation
                                                                                                     -------------
                                                                  Annual Compensation                    Awards
                                                     ---------------------------------------------   -------------
                                                                                                       Securities
                                                                                   Other Annual        Underlying
       Name and Principal Position           Year       Salary       Bonus (2)     Compensation         Options
-----------------------------------------   -------  -------------  -----------  -----------------   ------------

John C. East...........................      2002    $  381,894     $        0   $           0            120,000
   President and                             2001       362,800 (3)          0               0            125,000
   Chief Executive Officer                   2000       378,863        445,044               0            140,000

Esmat Z. Hamdy.........................      2002       280,957              0               0             45,000
   Senior Vice President of                  2001       280,957              0               0             50,000
   Technology and Operations                 2000       275,434        229,261               0             63,000

Paul V. Indaco.........................      2002       259,064              0           8,700 (4)         45,000
   Vice President of Sales                   2001       259,064              0           8,700 (4)         50,000
                                             2000       256,620        221,469           8,700 (4)         52,000

Dennis G. Kish  .......................      2002       233,257              0               0             45,000
   Vice President of Marketing               2001       235,000              0               0             50,000
                                             2000       215,697        191,760               0             65,000

Fares N. Mubarak.......................      2002       273,505              0               0             45,000
   Vice President of Engineering             2001       283,936              0               0             50,000
                                             2000       271,250        223,111               0             65,000

----------------------------------------

(1) Except as set forth in this table, there was no reportable compensation awarded to, earned by, or paid to the named executive officers in 2002.

(2)  We pay bonuses in the year following that in which the bonuses were earned.

(3) Mr. East voluntarily cut his salary from March 1 to September 1, 2001, as well as from January 16, 2003, until the present.

(4)  Other compensation related to car allowance.

     Option Grants

     The following table sets forth certain information with respect to stock options granted during 2002 to each of the executive officers named in the Summary Compensation Table:

                        Option Grants in Last Fiscal Year

                                                                                    Potential Realizable Value at
                                                                                 Assumed Annual Rates of Stock Price
                                           Individual Grants (1)                   Appreciation for Option Term (2)
                            ---------------------------------------------------  ------------------------------------

                                           % of Total
                                             Options
                               Number of   Granted to     Per
                              Securities    Employees     Share
                              Underlying    in Fiscal   Exercise     Expiration
           Name               Options (3)      Year      Price          Date      0%         5%            10%
-----------------------     --------------  ----------  ---------    ----------  -----  -------------  -------------
John C. East...........        120,000 (4)       8.18%  $  19.73       03/14/12  $   0  $   1,488,971  $   3,773,345

Esmat Z. Hamdy.........         45,000 (4)       3.07%      19.73      03/14/12      0        558,364       1,415,004

Paul V. Indaco.........         45,000 (4)       3.07%      19.73      03/14/12      0        558,364       1,415,004

Dennis G. Kish.........         45,000 (4)       3.07%      19.73      03/14/12      0        558,364       1,415,004

Fares N. Mubarak.......         45,000 (4)       3.07%      19.73      03/14/12      0        558,364       1,415,004

----------------------------------------

(1) The exercise price of these options is equal to the fair market value of our Common Stock on the date of grant, as determined by our Board of Directors. The options expire ten years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. To the extent exercisable at the time of termination, options may be exercised within six months following termination of the optionee's employment, unless termination is the result of death, in which case the options become fully vested and may be exercised at any time within 12 months following death by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance.

(2) The 0%, 5%, and 10% assumed annual rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future Common Stock prices. The "potential realizable value" was calculated at the assumed rates of appreciation using the applicable exercise price as the base.

(3) Options vest and are fully exercisable upon an involuntary termination other than "for cause," or a voluntary termination "for good reason," following a "change of control."

(4) Option begins vesting August 1, 2002, and vests 50% on August 1, 2004, then quarterly at a rate of 6.25% until August 1, 2006.

     Option Values

     The following table sets forth certain information concerning the number of options exercised during 2002 by the executive officers named in the Summary Compensation Table, as well as the number and aggregate value of shares covered by both exercisable and unexercisable stock options held by such executive officers as of January 5, 2003, the end of the fiscal year.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                               Number of Securities         Value of Unexercised
                                                              Underlying Unexercised       In-the-Money Options at
                                                            Options at Fiscal Year-End       Fiscal Year-End (1)
                                                           -----------------------------  --------------------------

                                 Shares
                                Acquired         Value                         Not                           Not
            Name               On Exercise   Realized (2)    Exercisable   Exercisable    Exercisable    Exercisable
---------------------------    -----------  -------------  -------------  ------------  -------------  -------------

John C. East...............        135,719  $   1,490,566        249,158       318,438  $     512,477  $      68,006

Esmat Z. Hamdy.............         67,839        602,533         57,262       127,438         52,417          21,792

Paul Indaco................              -              -        164,123       127,877        555,343          47,245

Dennis G. Kish.............         10,000         73,500         87,187       147,813              -               -

Fares Mubarak..............         10,867        119,485        133,756       128,438        446,879          21,792

----------------------------------------

(1) Calculated on the basis of the difference between the closing sale price at the fiscal year end ($17.27) and the exercise price.

(2)  Calculated on the basis of the  difference  between the exercise  price and
     (i) the sale  price  when the  exercised  option is sold on the same day or
     (ii) the closing sale price on the exercise date.

     Change-in-Control Arrangements

     We have entered into Management Continuity Agreements with our executive officers, which are designed to ensure continued service in the event of a "change of control." Each Agreement provides for accelerated vesting of an officer's stock options outstanding at the time of a change in control if the officer dies or in the event of an "involuntary termination" of the officer's employment other than for "cause" following the change of control.

     We also have an Employee Retention Plan, which provides that all employees who hold unvested stock options as of the date of any "change of control" shall receive, upon remaining in our employ for six months following the date of such change of control (or earlier, if terminated other than for "cause"), an amount equal to one-third of the aggregate "spread" on their unvested options as of the date of such change of control. "Spread" is defined as the difference between the change-of-control price and the option exercise price. Payment may be made in cash, common stock, or a combination of cash and common stock.

     "Change of control" is defined as (i) acquisition by any person of beneficial ownership of more than 30% of the combined voting power of our outstanding securities; (ii) a change of the majority of our Board of Directors within a two-year period; (iii) our merger or consolidation with any other corporation that has been approved by our shareholders, other than a merger or consolidation that would result in our voting securities outstanding immediately prior the merger or consolidation continuing to represent at least 50% of the total voting power of the surviving entity outstanding immediately after such merger or consolidation; or (iv) approval by our shareholders of a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets.

Compensation Committee Report

     The following report is provided to shareholders by the Compensation Committee of the Board of Directors.

     Background

     The Compensation Committee is a standing committee of the Board of Directors with the same authority as the Board to act on all compensation matters, except for actions requiring shareholder approval or related to the compensation of directors. Since Actel's incorporation in 1986, the Compensation Committee has been primarily responsible for establishing and reviewing Actel's management compensation policies. Since Actel's initial public offering in August 1993, the Compensation Committee has formally administered Actel's management compensation policies and plans, including our 1986 Incentive Stock Option Plan, 1995 Employee and Consultant Stock Plan, and 1993 Employee Stock Purchase Plan.

     No member of the Compensation Committee is a former or current officer or employee of Actel. The current members of the Compensation Committee are Jos C. Henkens, Jacob S. Jacobsson, and Frederic N. Schwettmann. Mr. Henkens has been a member of the Compensation Committee since 1988, Mr. Jacobsson since 1998, and Mr. Schwettmann since 1993. Meetings of the Compensation Committee are attended by Actel's Vice President of Human Resources and/or Chief Financial Officer, who provide background and market information and make executive compensation recommendations but do not vote on any matter before the Compensation Committee.

     Compensation Policy

     There are three major elements of Actel's executive compensation program. The first element is annual cash compensation in the form of base salary and incentive bonuses. The second element is long-term incentive stock options, which are designed to align compensation incentives with shareholder goals. The third element is compensation and employee benefits generally available to all employees of Actel, such as the 1993 Employee Stock Purchase Plan, health insurance, and a 401(k) plan.

     The Compensation Committee establishes the compensation of each officer principally by considering the average compensation for officers in similar positions with 20 companies in the semiconductor, software, and CAE industries that have annual revenues between $100 million and $999 million (Reference Group). The purpose of monitoring the Reference Group is to provide a stable and continuing frame of reference for compensation decisions. Most of the companies in the Reference Group are included in the Nasdaq Electronic Component Stocks index (see "Company Stock Performance" below). The composition of the Reference Group is subject to change from year to year based on the Committee's assessment of comparability, including the extent to which the Reference Group reflects changes occurring within Actel and in the industry as a whole. Actel's policy is to have officer compensation near the average of the Reference Group.

     After analyzing Reference Group base salaries and comparing them with the base salaries of Actel's officers, the Compensation Committee determines an annual salary increase budget. In January 2002, the Committee approved no changes to base salary. In addition, the Committee cancelled the salary increases approved for 2001, which were not implemented in 2001 in accordance with a company-wide postponement of salary increases.

     Under Actel's Executive Bonus Plan for 2002, incentive cash payments were based on Actel's revenues and profits, the achievement of corporate goals, and the growth of Actel relative to its principal competitors. The revenue and profitability objectives were established in the Plan on a sliding scale, so that the percentage achievement of each was determinable objectively at the end of the year. The corporate goals for 2002 included engineering, selling, and marketing objectives, which were weighted in the order indicated. The engineering objectives included silicon, software, and process goals. The selling objectives included sales and design-win goals. The marketing objectives included product launch and product planning goals. The revenue, profitability, and corporate goals were weighted differently under the Executive Bonus Plan for some executive officers, based on relevance to their positions, but had an aggregate weighting of 80% for all executive officers. The "competitive performance" objective accounted for the remaining 20%, and it was also determinable objectively at the end of the year. In 2002, Actel did not achieve the minimum levels required by the Executive Bonus Plan's revenue and profitability objectives. The result was that no bonuses were paid to executive officers for 2002. The Compensation Committee believes that the payment of no bonuses for 2002 was appropriate in light of Actel's operating results.

     Actel believes that executive officers should hold substantial, long-term equity stakes in Actel so that the interests of executive officers will correspond with the interests of the shareholders. As a result, stock or stock options constitute a significant portion of the compensation paid by Actel to its officers. After analyzing the practices of the Reference Group, the Compensation Committee determines an annual budget for option grants to Actel's employees and officers. In granting stock options to officers, the Compensation Committee considers a number of factors, such as the officer's position, responsibility, and equity interest in Actel, and evaluates the officer's past performance and future potential to influence the long-term growth and profitability of Actel. After taking these considerations into account, the Compensation Committee granted to Messrs. East, Hamdy, Indaco, Kish, and Mubarak in 2002 the options to purchase shares of Common Stock shown on the "Option Grants" table. All of such options were granted at the value of Actel's Common Stock on the date of grant.

     Compensation of Chief Executive Officer

     The Compensation Committee generally uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer. In 2002, Mr. East's annual base salary remained at $381,894. An increase approved in 2001 but not implemented was cancelled. Mr. East's 2002 bonus was determined under Actel's Executive Bonus Plan in the manner described above (except that his target bonus was 90% of his base salary) and resulted in no bonus payment for 2002.

     Deductibility of Executive Compensation

     Beginning in 1994, the Code limited the federal income tax deductibility of compensation paid to Actel's chief executive and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Actel may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as shareholder approval). Considering Actel's current compensation plans and policy, Actel and the Compensation Committee believe that, for the near future, there is little risk that Actel will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, Actel's compensation plans and policy will be modified to maximize deductibility if the Compensation Committee determines that such action is in the best interests of Actel.

                                                         Jos C. Henkens
                                                         Jacob S. Jacobsson
                                                         Frederic N. Schwettmann


Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is an officer or employee of Actel or any of its subsidiaries, and no officer or employee of Actel or any of its subsidiaries has served as a member of the Compensation Committee since Actel's initial public offering.

Audit Committee Report

     The following report is provided to shareholders by the Audit Committee of the Board of Directors.

     The Audit Committee of Actel's Board of Directors is currently composed of four directors and operates under a written charter adopted by the Board. Henry
L. Perret was added to Actel's Board of Directors on January 17, 2003, and appointed to the Audit Committee to serve as the Audit Committee Financial Expert. Mr. Perret was employed by Actel from January 1996 until August 2001, last serving as Vice President of Finance and Chief Financial Officer. Although Mr. Perret is "independent" as defined in Section 10A(m)(3) of the Sarbanes Oxley Act, he is not "independent" as defined in NASD Rule 4200 proposed by The Nasdaq Stock Market, Inc. The Board of Directors determined that Mr. Perret's membership on the Audit Committee was in the best interests of Actel and its shareholders because of his experience and sophistication in accounting and financial matters and his familiarity with Actel and its financial statements. The other three members of the Audit Committee are "independent" as defined in the Sarbanes Oxley Act as well as in proposed NASD Rule 4200. The members of the Committee are listed at the end of this report.

     Management is responsible for Actel's internal controls and the financial reporting process. The independent accountants (auditors) are responsible for performing an independent audit of Actel's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor these processes. In addition, the Committee appoints Actel's auditors (Ernst & Young LLP).

     In this context, the Committee has discussed with Actel's auditors the overall scope and plans for the independent audit. Management represented to the Committee that Actel's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     Discussions about Actel's audited financial statements included the auditors' judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with the auditors other matters required by Statement on Auditing Standards
(SAS) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

     Actel's auditors provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee discussed the auditors' independence with management and the auditors. In addition, the Committee considered whether the tax and other non-audit consulting services provided by the auditors' firm could impair the auditors' independence and concluded that such services have not impaired the auditors' independence.

     Based on the Committee's discussion with management and the auditors and the Committee's review of the representations of management and the report of the auditors to the Committee, the Committee recommended to the Board that the audited consolidated financial statements be included in Actel's Annual Report on Form 10-K for the year ended January 5, 2003, filed with the SEC.

                                                         James R. Fiebiger
                                                         Henry L. Perret
                                                         Frederic N. Schwettmann
                                                         Robert G. Spencer

Company Stock Performance

     The following graph shows a comparison of cumulative total return for our Common Stock, The Nasdaq Stock Market (US), and Nasdaq Electronic Component Stocks. In preparing the graph, it was assumed that (i) $100 was invested on December 31, 1997, in our Common Stock, The Nasdaq Stock Market (US), and Nasdaq Electronic Component Stocks and (ii) all dividends were reinvested.

                      Comparison of Cumulative Total Return
                                [OBJECT OMITTED]

                                      12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                                      --------  --------  --------  --------  --------  --------
Nasdaq Stock Market..................   $100      $141      $261      $157      $125      $ 86

Nasdaq Electronic Components Stocks..   $100      $154      $287      $236      $161      $ 86

Actel Corporation....................   $100      $158      $190      $192      $158      $128




The closing sale price of our Common Stock on December 31, 2002, was $16.22. The closing sale price of our Common Stock on April 3, 2003, was $17.95.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     To our knowledge, based solely on our review of the copies of reports furnished to us, all of our directors, officers, and beneficial owners of more than ten percent of our Common Stock filed with the SEC on a timely basis all reports required by Section 16(a) of the Exchange Act during our most recent fiscal year.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              David L. Van De Hey
                                              Secretary
Dated:  April 4, 2003

WE WILL MAIL WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 5, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ACTEL CORPORATION, 955 EAST ARQUES AVENUE, SUNNYVALE, CALIFORNIA 94086-4533.

 ACTEL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 23, 2003
                        10:00 a.m. Pacific Daylight Time

                                 Delegate Room
                                 Embassy Suites
                               2885 Lakeside Drive
                              Santa Clara, CA 95054

Embassy Suites Santa Clara Silicon Valley is located five miles north of the San Jose International Airport at the intersection of Highway 101 and Great America Parkway exit. From Highway 101 North,take the Bowers Avenue/Great America exit and turn left. Turn right on Augustine,and then turn right on Lakeside Drive to the hotel.

[MAP]

                                      PROXY

This proxy is solicited by the Board of Directors for use at the annual Meeting on May 23, 2003. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" all Items.

By signing the proxy, you revoke all prior proxies and appoint John C. East and Jos C. Henkens, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

          The Board of Directors Recommends a Vote FOR all Items.

1.   Election of Directors:   01 John C. East
                              02 James R. Fiebiger
                              03 Jos C. Henkens
                              04 Jacob S. Jacobsson
                              05 Henry L. Perret
                              06 Robert G. Spencer

       -- Vote FOR all nominees               -- Vote WITHHELD from all nominees
          (except as marked)

(Instructions:  To withhold  authority to
vote for any  indicated  nominee,  write
the  number(s) of the  nominee(s) in the
box provided to the right.)                  -----------------------------------


2. To approve Actel Corporation's Amended and Restated 1993 Employee Stock Purchase Plan
                              -- FOR           -- AGAINST           -- ABSTAIN

3. To approve Actel Corporation's Amended and Restated 1993 Directors' Stock Purchase Plan
                              -- FOR           -- AGAINST           -- ABSTAIN

4. To ratify the appointment of Ernst & Young LLP as Actel Corporation's independent auditors.

                              -- FOR           -- AGAINST           -- ABSTAIN


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box     --
Indicate changes below:

                                      Date:
                                               ---------------------------------


                                        ----------------------------------------

                                        ----------------------------------------

                                        Signature(s) in Box.

                                        Please  sign  exactly  as  your  name(s)
                                        appear  on  Proxy.   If  held  in  joint
                                        tenancy,    all   persons   must   sign.
                                        Trustees,  administrators,  etc., should
                                        include     title     and     authority.
                                        Corporations should provide full name of
                                        corporation   and  title  of  authorized
                                        officer signing the proxy.

Mark,sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Actel Corporation, c/o: Shareowner Services, P.O. Box 64873, St Paul, MN 55164-0873

                                   APPENDIX A

                                ACTEL CORPORATION

                        1993 EMPLOYEE STOCK PURCHASE PLAN

                     Amended and Restated as of May23, 2003

                        [subject to shareholder approval]



     The following constitute the provisions of the 1993 Employee Stock Purchase Plan of Actel Corporation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Company" shall mean Actel Corporation, a California corporation.

          (e) "Compensation" shall mean all base straight time gross earnings including commissions, overtime and shift premiums, and all incentive compensation, incentive payments, bonuses and other compensation.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "Employee" shall mean any individual who is an employee of the Company or any Designated Subsidiary for tax purposes whose employment with the Company or any Designated Subsidiary averages at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment  Date"  shall  mean the  first  day of each  Offering
     Period.

          (i) "Exercise Date" shall mean the last day of each Purchase Period.

          (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

               (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (4) For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

          (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised. The first offering period shall commence with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission. This first offering period shall terminate on the last Trading Day in the period ending August 1 or February 1 approximately 24 months later. Subsequent offering periods shall commence on the first Trading Day on or after August 1 and February 1 of each year and terminate on the last Trading Day of the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l) "Plan" shall mean this Employee Stock Purchase Plan.

          (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. However, the first Purchase Period of the first Offering Period under the Plan may be more or less than six months in duration.

          (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under options.

          (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3. Eligibility.

          (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with the first Offering Period commencing with the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.
Absent action by the Board, each Offering Period shall be for a period of approximately twenty-four months (24) and new Offering Periods shall commence on the first Trading Day of February and August of each year. The first Offering Period under the Plan may be more or less than twenty-four (24) months in duration.

     5. Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions (in the form of Exhibit A to this Plan) and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% if the following should occur:
     For the Purchase Periods that end during a single calendar year, the sum of all payroll deductions that have been used to purchase stock under the Plan plus all payroll deductions accumulated for the purchase of stock equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the subsequent calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof; provided, further, that in no event shall any Employee purchase in excess of ten thousand shares in any Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and the option shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10. Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 3,519,680 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration.

          (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

               (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

               (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14. Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding option to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock);
     provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

          The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. Amendment or Termination.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Sections 18 and 19 hereof, no such termination can affect options previously granted, provided that outstanding and/or future Offering Periods may be shortened and/or terminated by the Board of Directors at any time. Except as provided in Section 18 hereof and in the preceding sentence, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective on the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission. It shall continue in effect until August 2, 2013, unless sooner terminated under Section 19 hereof.

     23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   APPENDIX B

                                ACTEL CORPORATION

                        1993 DIRECTORS' STOCK OPTION PLAN

                     Amended and Restated as of May 23, 2003

                        [subject to shareholder approval]



     1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be "nonstatutory stock options".

     2. Definitions. As used herein, the following definitions shall apply:

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Common Stock of the Company.

        (d) "Company" shall mean Actel Corporation, a California corporation.

        (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

        (f) "Director" shall mean a member of the Board.

        (g) "Effective Date" shall have the meaning as set forth in Section 6 below.

        (h) "Employee"  shall  mean  any  person,   including   officers  and
     Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

        (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (j) "First Option" shall have the meaning as set forth in Section 4(b)(ii) below.

        (k) "Option" shall mean a stock option granted pursuant to the Plan.

        (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

        (m) "Optionee" shall mean an Outside Director who receives an Option.

        (n) "Outside Director" shall mean a Director who is not an Employee.

        (o) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (p) "Plan" shall mean this 1993 Directors' Stock Option Plan.

        (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

        (r) "Subsequent Option" shall have the meaning as set forth in Section 4(b)(iii) below.

        (s) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 230,000 Shares (the "Pool") of Common Stock, increased annually (subsequent to the January 23, 1998, amendment and restatement of the Plan) on the first day of each fiscal year by (x) 100,000 less (y) the number of shares available for issuance under the Director Plan on the last day of the immediately preceding fiscal year. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall not in any event be returned to the Plan and shall not become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

          (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) Procedure for Grants. The Board may grant Options to Outside Directors hereunder, and on such terms, as are decided in its discretion.
     Additionally,   Options  shall   automatically  be  granted   hereunder  in
     accordance with the following provisions:

               (i) After May 23, 2003, each person who first becomes an Outside Director shall be automatically granted an Option to purchase 12,500 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

               (ii) Beginning on May 23, 2003, each Outside Director shall be automatically granted an Option to purchase 12,500 Shares (a
          "Subsequent Option") on the date of each annual meeting of the Company's shareholder in which the Outside Director is elected to serve on the Board.

               (iii) Notwithstanding the provisions of subsections (i) and (ii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (iv) Notwithstanding the provisions of subsections (i) and (ii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

               (v) The terms of a First Option granted hereunder shall be as follows:

                    (A) the First  Option  shall be  exercisable  only while the
               Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                    (B) the  exercise  price per Share shall be 100% of the fair market value (as defined in Section 8(b) hereunder) per Share on the date of grant of the First Option.

                    (C) the First Option shall vest and become exercisable as to one hundred percent (100%) of the Shares subject to the First Option on the date of the Company's second annual shareholder meeting following the date of grant, subject to the provisions set forth in Section 9 below. Notwithstanding the foregoing, with respect to a First Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such First Option shall vest and become exercisable as to 25% of the Shares subject to the First Option on the date of the Company's annual shareholder meetings occurring in each of the first, second, third, and fourth calendar years following the calendar year in which the date of grant occurred, subject to the provisions set forth in Sections 9 and 11 below.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                    (A) the Subsequent  Option shall be  exercisable  only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                    (B) the  exercise  price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

                    (C) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the date of the Company's annual shareholder meeting occurring in the year following the date of grant, subject to the provisions set forth in Section 9 below. Notwithstanding the foregoing, with respect to a Subsequent Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such Subsequent Option shall vest and become exercisable as to 100% of the Shares subject to the Subsequent Option on the date of the Company's annual shareholder meetings occurring in the fourth calendar year following the calendar year in which the date of grant occurred, subject to the provisions set forth in Sections 9 and 11 below.

          (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to grant discretionary stock options to Outside Directors, upon such terms as are determined by the Board in its discretion, (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding anything in this Plan to the contrary, the Board shall have not have the power or authority without obtaining shareholder approval to substitute new Options for previously granted Options or reduce the price of any Option if such substitution or reduction would result in variable award accounting.

          (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan; Effective Date. The Plan shall become effective on the date on which the Company's registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission (the "Effective Date"). It shall continue in effect until August 2, 2013, unless sooner terminated under Section 13 of the Plan, subject to the limitations set forth in this Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

     8. Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b) Fair Market Value. The fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event that the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal, provided, however, that if such market or exchange is closed on the date of the grant of the Option then the fair market value per Share shall be based on the most recent date on which such trading occurred immediately prior to the date of the grant of the Option; provided, further, that for purposes of First Options granted on the Effective Date, the fair market value per share shall be the initial public offering price as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

          (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice together with instructions to a broker to deliver promptly to the Company the amount of sale proceeds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
     Section 4(b) hereof or, with respect to a discretionary grant, as decided by the Board in its discretion; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
     Section 17 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director on or after May 23, 2003, he or she may, but only within four (4) years (or such other period of time as is determined by the Board) after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, an Outside Director shall have only three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board) to exercise such Option after the date he or she ceases to be a Director of the Company, but only to the extent that he or she was entitled to exercise it at the date of such termination.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code) on or after May 23, 2003, he or she may, but only within four
     (4) years (or such other period of time as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, an Outside Director shall have only six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) to exercise such Option after the date he or she ceases to be a Director of the Company, but only to the extent that he or she was entitled to exercise it at the date of such termination.

          (d) Death of Optionee. In the event of the death of an Optionee:

               (i) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised in full, at any time within four (4) years (or such lesser period of time as is determined by the Board) following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, whether or not the right to exercise that would have accrued had the Optionee continued living. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such Option may be exercised in full only for six (6) months (or such lesser time as is determined by the Board) following the date of death.

               (ii) within four (4) years (or such lesser period of time as is determined by the Board) after the termination of Continuous Status as a Director, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in
          Section 7 has expired. Notwithstanding the foregoing, with respect to an Option that was outstanding before May 23, 2003, and has an exercise price less than 75% of the fair market value of the Company's Common Stock on May 23, 2003, such Option may be exercised in full only for six (6) months following the date of death and only if death occurs within three (3) months after termination of Continuous Status as a Director.

     10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that such successor corporation refuses to assume such Option or to substitute an equivalent option, such Options shall become fully vested and exercisable as to all of the Optioned Stock, including the Shares as to which the Options would not otherwise be vested and exercisable. If Options become fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan

          (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Shareholder Approval.

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

          (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.